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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 23, 2004, in the Pre-Effective Amendment No. 2 to the Registration Statement (Form S-1 No. 333-113570) and related Prospectus of Dollar Financial Corp.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
May 27, 2004

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Consent of Independent Registered Public Accounting Firm